T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio—II

Supplement to Prospectuses Dated May 1, 2014

Effective June 1, 2015, the T. Rowe Price Health Sciences Portfolio will be closed to new contract holders of participating insurance companies. Accordingly, the prospectuses are updated as follows.

Under “Purchase and Sale of Fund Shares” in section 1, the following is added:

Subject to certain exceptions, the fund will be closed to new contract holders and new insurance company relationships after the close of the New York Stock Exchange on June 1, 2015. You should check with your insurance company to determine your eligibility to purchase shares of the fund, although any contract holders currently invested in the fund generally may continue to purchase fund shares of the fund.

Under “More Information About the Fund and Its Investment Risks” in section 3, the following is added:

Subject to certain exceptions, the fund will be closed to new contract holders of participating insurance companies and will not accept investments from new insurance company relationships, including new separate accounts and new insurance products of participating insurance companies that are not currently using the fund as an investment option, after the close of the New York Stock Exchange (normally 4:00 p.m. ET) on Monday, June 1, 2015.

Generally, existing contract holders through participating insurance companies will be able to purchase shares where the fund is an investment option under your variable annuity or variable life insurance contract. However, you should check with your insurance company to confirm your eligibility.

The fund’s closure to new investors does not restrict existing contract holders from redeeming shares of the fund. However, any contract holders who redeem all fund shares should check with their insurance company to determine if they will be permitted to purchase additional fund shares.

The fund reserves the right, when in the judgment of T. Rowe Price it is not adverse to the fund’s interests, to permit certain types of contract holders to open new accounts/contracts in the portfolio, to impose further restrictions, or to close the fund to any additional investments or to new contract holders at an earlier date, all without prior notice.

The date of this supplement is April 8, 2015.

E309-041 4/8/2015